AVALONBAY COMMUNITIES, INC.

Secretary’s Certificate

The undersigned, Edward M. Schulman, hereby certifies that he is the Secretary of AvalonBay Communities, Inc., a Maryland corporation (the “Company”), and does further certify as follows:

On February 14, 2019, at a duly called and held meeting of the Board of Directors of the Company, the Board adopted the following resolution amending the Company’s Second Amended and Restated 2009 Equity Incentive Plan:

Resolved:
To amend the definition of “Cause” in Section 1 of the Company’s Second Amended and Restated 2009 Equity Incentive Plan as follows (deleted language is struck through, added language is bold and double scored):

“Cause” means:
(i) any material or willful breach by the grantee of any agreement to which the grantee and the Company are parties or of any published policy of the Company that is generally applicable to all employees of the Company (or to a subset of employees applicable to grantee, e.g., all officers or employees of a particular business unit), including, but not limited to, policies concerning insider trading, misuse of confidential information, sexual harassment or policies contained in the Company’s Code of Conduct or Associate Handbook as the same may be amended from time to time; the materiality or willfulness of a breach shall be determined in the sole discretion of the Company;
(ii) any act (other than retirement or other termination of employment) or omission to act by the grantee which may, as determined in the sole discretion of the Company, have a material and adverse effect on the ~~business~~ interests of the Company or any Subsidiary or on the grantee’s ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of or indictment for any crime (other than ordinary traffic violations);~~,~~
~~or~~ (iii) any material misconduct or neglect of duties by the grantee in connection with the business or affairs of the Company or any Subsidiary, including without limitation due to alcohol abuse or use of controlled substances other than in accordance with a valid prescription, as determined by the Company in its sole discretion;
(iv) any willful failure, as determined by the Company in its sole discretion, to cooperate fully with a Company internal investigation or an investigation of the Company by regulatory or law enforcement authorities whether or not related to the grantee’s employment with the Company (an “Investigation”), after being instructed by the Company (including any instruction by legal, internal audit, or human resources personnel) to cooperate, or the grantee’s willful destruction of or knowing and intentional failure to preserve documents or other material (including emails, text messages or electronic data) known by the grantee to be relevant to any investigation; or
(v) any fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company (including through the misapplication of Company property to personal use or fraudulent expense reimbursement reports);

provided, that the following shall apply in connection with and for twenty-four months following a Sale Event: (i) if any act or omission is, in the reasonable judgment of the Company, capable of cure, the grantee first shall have received written notice of the act or omission alleged to constitute Cause and shall have failed to cure after 15 days following such notice from the Company which notice shall specifically identify the act or omission which the Company believes constitutes Cause; and (ii) in the case of an officer, a dismissal of such officer for Cause must be made pursuant to a vote of the Board (after the expiration of any applicable 15 day cure period).
As used in this definition of Cause, an act or omission to act shall be considered “willful” if done, or omitted to be done, by the grantee with knowledge and intent.
The foregoing definition does not in any way limit the Company’s ability to terminate the grantee’s employment at any time, nor will it limit the Company’s ability to terminate the grantee’s employment for poor performance or for “Cause” as defined for other purposes by the Company (e.g., with respect to other severance arrangements or guidelines).

IN WITNESS WHEREOF, the undersigned has signed this certificate as of February 14, 2019.

AVALONBAY COMMUNITIES, INC.

/s/ Edward M. Schulman
Name:    Edward M. Schulman
Title:    Secretary